Subsequent Events (Details) - USD ($) $ in Thousands		1 Months Ended		12 Months Ended
	Aug. 08, 2019	Oct. 30, 2019	Oct. 28, 2019	Jun. 30, 2019
Subsequent events (Textual)
Description of devaluation of currency				The Argentine Peso suffered a further depreciation with respect to the US Dollar and other currencies of approximately to 40%. The Company has estimated that the impact of the aforementioned devaluation on its net financial liabilities in foreign currency at June 30, 2019 (net of the tax effect) is a Ps. 3,955.2 million loss.
Non-adjusting events after reporting period [Member]
Subsequent events (Textual)
Availability of cash or cash equivalents description			Resident natural persons must obtain prior approval from the Central Bank to constitute external assets, remit family aid and the formation of guarantees and operational payments related to derivative transactions, in case the total amount of the above-mentioned transactions exceeds the equivalent of US$ 200 per month in all entities licensed to operate in foreign exchange market of which only up to US$ 100 may be acquired in cash, otherwise, the transaction shall be carried out by debit to local accounts. Previously, such monthly limit amount was US$ 10,000, in accordance with Communication "A" 6770.
Payment of debts stemming description			Prior approval from the Central Bank is also applicable for access to the foreign exchange market to make payments of debts stemming from imports of goods with related companies abroad when the following requirements are met: a) the relevant debt is pending as of August 31, 2019 and b) the debt exceeds the equivalent of US$ 2 million per month per resident customer.
Reporting obligations description			Communication "A" 6815 set forth reporting obligations on entities licensed to operate in the foreign exchange market about foreign currency transactions that exceed the amount of USD 2,000,000 per day and per customer or transactions made directly by the such entities.
Foreign exchange market for non-residents			Prior approval from the Central Bank will be required for non-residents to access the foreign exchange market in case of amounts greater than the equivalent of US$ 100 per month in all entities licensed to operate in foreign exchange transactions. Previously, such monthly limit amount was US$ 1,000 in accordance with Communication "A" 6770.
Shareholders meeting, description		(i) the absorption of the accumulated net losses as of June 30, 2019 against the special reserve and (ii) the payment of a dividend of Ps.595 million. On the other hand, it resolved to empower the Board of Directors to implement an incentive plan to employees, management and Directors of the Company for up to 1% of the capital stock of the Company.
Non-adjusting events after reporting period [Member] | TGLT S.A. [Member]
Subsequent events (Textual)
Recapitalization agreement description	(i) to make a public offer to subscribe Class A preferred shares at a subscription price of US$1.00 per TGLT share; (ii) to make a public offering of new Class B preferred shares which may be subscribed by (a) the exchange for ordinary shares of TGLT, at an exchange ratio of one Class B preferred share for every 6.94 ordinary shares of the Company and / or (b) the exchange for convertible notes, at an exchange ratio of a Class B preferred share for each US$1.00 of convertible notes (including accumulated and unpaid interests under the existing convertible notes); and (iii) to grant an option to subscribe new Class C preferred shares in a public offer for cash to be carried out if: (a) the public offer of Class A and Class B preferred shares are consummated and (b) a minimum number of option holders have exercised that option at a subscription price per Class C preferred share of US$1.00 (or its equivalent in pesos).
Non-adjusting events after reporting period [Member] | TGLT S.A. [Member] | USD [Member]
Subsequent events (Textual)
Capital contributions	$ 24,000